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                                                                   EXHIBIT 10.14



                              EMPLOYMENT AGREEMENT

          THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and among STANLEY HALBREICH, an individual residing in the State of New York (the "Employee"), and, SPORTS IMPRINTS, INC., an Ohio corporation (the "Corporation"; the Employee and the Corporation being collectively referred to as the "Parties" and generically as a "Party").

                                   PREAMBLE:

          WHEREAS, the Corporation is engaged in the design, manufacture and sale of sports apparel; and

          WHEREAS, the Employee has been involved with the Corporation as an employee thereof for a significant time; and

          WHEREAS, the Parties desire to memorialize all of the provisions pursuant to which the Employee is employed by the Corporation in order to more clearly define their respective rights and obligations:

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby acknowledge that the following terms govern their current and anticipated legal relationships:

                                  WITNESSETH:

                                  ARTICLE ONE
                          TERM, RENEWALS, TERMINATION

1.1  Term.

          This Agreement shall be in effect for a term of three years following the date hereof or until December 31, 1995, whichever shall be later.

1.2  Renewals.

          This Agreement shall, notwithstanding the provisions of Section 1.1, be renewed automatically, after expiration of the original term, on a year to year basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election





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Notice") on or before the 90th day prior to termination of the then current term.

1.3  Earlier Termination.

          The Corporation shall have the right to terminate this Agreement prior to the expiration of its Term, or of any renewals thereof:

          (a) For Cause: The Corporation may terminate the Employee's employment under this Agreement at any time for cause. Such termination shall be evidenced by written notice thereof to the Employee, which notice shall specify the cause for termination. For purposes hereof, the term "cause" shall mean the inability of the Employee, through sickness or other incapacity, to perform his duties under this Agreement for a period in excess of six months; dishonestly; theft; conviction of a crime; and, a material breach of this Agreement. The term "cause" shall also include the failure of the Employee, for any reason, within ten days after receipt of a written notice thereof from the Corporation, to correct, cease or otherwise alter any insubordination, failure to comply with reasonable instructions or other intentional action or omission to act which the Corporation reasonably believes does or may materially or adversely affect its business or operations.

          (b) Termination Due to Discontinuance of Business: In the event that the Corporation discontinues operating its business without continuation through a successor entity, this Agreement shall terminate as of the last day of the month on which the Corporation ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof.

          (c) Termination Due to Death: This Agreement shall terminate immediately on the death of the Employee.

          (d) Termination Due to Disability: This Agreement shall terminate immediately on the medical determination of permanent disability of the Employee to perform under this Agreement.

1.4  Final Settlement.

          Upon termination of this Agreement and payment to the Employee of all amounts due him hereunder, the Employee or his representative shall execute and deliver to the Corporation on a form prepared by the Corporation a receipt for such sums, and, shall forthwith tender to the Corporation all records, recipes,





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manuals, procedures, lists of providers, etc., as may be desired by the
Corporation for the continued conduct of its restaurant business.


                                  ARTICLE TWO
                              SCOPE OF EMPLOYMENT

2.1  Retention.

          The Corporation has hired the Employee and the Employee has accepted such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2   General Description of Duties.

          The Employee shall perform all duties requested by the Corporation consistent with the position of an executive officer of the Corporation.

2.3  Status.

          The Employee shall during his entire tenure as a full time employee of the Corporation serve as one of its executive officers. The employee currently serves as the Corporation's chief executive officer.

2.4  Exclusivity.

          The Employee shall be required to devote full business time to the business of the Company and its affiliates, and, may engage in any other business activities only long as such activities are not directly, indirectly or incidentally competitive with the business of the Corporation or its affiliates and in no manner interfere or curtail his ability to perform the duties required hereby.



                                 ARTICLE THREE
                                  COMPENSATION

3.1  Compensation.

          In consideration for the Employee's services to the Corporation, the Employee shall be entitled to:

          (a)  An annual base salary of $100,000; and





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          (b)  An annual bonus equal to 9% of the Corporation's calendar year pre-tax earnings (the "Basic Bonus"), subject to non-refundable, monthly draws in anticipation thereof in a sum equal to $4,100.

3.2  Entire Compensation.

          The compensation herein provided shall constitute full payment for the services of the employee rendered to the Corporation and the Employee shall not receive any additional compensation for extraordinary services, unless, prior to their rendition, the Corporation agrees to additional compensation in writing. The Employee expressly waives, discharges and releases the Corporation from any claims for additional compensation for extraordinary services unless such compensation is specifically provided for, in writing, prior to their rendition.

3.3  Termination of Compensation.

          Except as provided in this Agreement to the contrary, compensation provided to the Employee pursuant to this Article Three shall cease immediately after the death or permanent disability of the Employee, provided that any payment accrued before the employee's death or permanent disability shall be made to the Employee, or, if the Employee is deceased, to the Employee's Personal Representative for distribution in accordance with the directions, testamentary or otherwise, of the Employee.


                                  ARTICLE FOUR
                       SPECIAL COVENANTS OF THE EMPLOYEE


4.1  Confidentiality.

          The Employee acknowledges that, in and as a result of his employment hereunder, he will be developing for the Corporation, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as the Corporation's trade secrets, systems, procedures, manuals, confidential reports, and lists of clients, financial sources, advertisers and suppliers; consequently, as material inducement to the entry into this Agreement by the Corporation, the Employee hereby covenants and agrees that all confidential information so developed shall be the property of the Corporation, and he shall assure that legible written copies of all such information are provided to the Corporation prior to his disassociation therefrom. In the event of a breach or threatened breach by the Employee of any of the





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provisions of this Section 4.1, the Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Corporation, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Employee, or by the Employee's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

4.2  Competition.

          The Employee acknowledges that the services to be rendered hereunder are of a special and unusual character which have a unique value to the Corporation, and that the loss thereof cannot adequately be compensated by damages in an action at law; consequently, in view of the unique value to the Corporation of the services of the Employee for which the Corporation has contracted hereunder, and because of the confidential information to be obtained by or disclosed to the Employee, as hereinabove set forth, and as a material inducement to the Corporation's entry into this Agreement, the Employee covenants and agrees that, provided that the Corporation has not theretofore breached its obligations under this Agreement:

          (a) During the term of the Employee's employment and for a period of two years after its termination, the Employee shall not, directly or indirectly, solicit business from, divert business from, or attempt to convert to other methods of using the same or similar services as provided by the Corporation, any client, account or business contact of the Corporation with which the Employee has had any contact as a result of his employment by the Corporation hereunder or otherwise;

          (b) During the Employee's employment hereunder and for a period of two years after he ceases to be employed by the Corporation, the Employee shall not, directly or indirectly, solicit for employment or employ any employee of the Corporation or its affiliates.

4.3  Special Remedies.

          In view of the irreparable harm and damage which would undoubtedly occur to the Corporation as a result of a breach by the Employee of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect the Corporation's interests, the Employee hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in Section 4.1 hereof.





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4.4  Cumulative Remedies.

          The Employee hereby irrevocably agrees that the remedies described in
Section 4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which the Corporation is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.5  Acknowledgment of Reasonableness.

          The Employee hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Corporation, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Employee hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Employee hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, the Employee hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.


                                  ARTICLE FIVE
                                 MISCELLANEOUS


5.1  Notices.

          All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by the United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          To the Employee:
          Stanley Halbreich

          ---------------------

          ---------------------

          ---------------------




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           To the Corporation:
           SPORTS IMPRINTS, INC.
           350 Fifth Avenue, Suite 1134
           New York, New York 10118
           Attention:  Stanley Halbreich

or to such other address or to such other person as any party shall designate to the other for such purpose in the manner hereinafter set forth.

5.2  Amendment.

          No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

5.3  Merger.

          This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4  Survival.

          The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5  Severability.

          If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6  Governing Law and Venue.

          This Agreement shall be construed in accordance with the laws of the State of New York and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in the City and State of New York.





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5.7  Litigation.

          In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

5.8  Benefit of Agreement.

          This Agreement may be assigned only by the Corporation, the Employee's duties being of a personal nature, however, the Employee may assign his rights to compensation under this Agreement provided that any such assignment is subject to defenses available against the Employee for non-performance or improper performance under this Agreement. Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9  Captions.

          The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10  Number and Gender.

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11  Further Assurances.

          The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12  Status.

          Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but rather, the relationship established hereby is that of employer-employee.





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5.13  Counterparts.

          This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

9.15  Copyright.

          This Agreement is the property of Houston, Calvo & Houston, P.A., a Florida professional corporation. The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Houston, Calvo & Houston, P.A.'s prior written permission is prohibited.

          IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the 16 day of November, 1992.

Signed, Sealed & Delivered
          In Our Presence

                                       Sports Imprints, Inc.
/s/ Carole Gershowitz
-------------------------------
                                       By: /s/ Jerrold Luloff
----------------------------              -------------------------
                                          President

(CORPORATE SEAL)               Attest:     /s/ Jerrold Luloff
                                          -------------------------
                                          Secretary

                                       EMPLOYEE
/s/ Carole Gershowitz
----------------------------
                                           /s/ Stanley Halbreich
----------------------------              -------------------------
                                          Stanley Halbreich





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